Exhibit 99.2

Furmanite Corporation Review of Q1 2009 Michael Rose, Chairman & CEO Joseph Milliron, President & COO Howard Wadsworth, CFO

Safe Harbor Statement Certain of the Company's statements in this presentation are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed most recently in this presentation and the Company's Form 10-K as of December 31, 2008 filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2 05/11/2009

Consolidated Condensed Statements of Operations ($ in 000s except per share amounts) (Unaudited) 05/11/2009 3 Three Months Three Months Three Months March 31 March 31 March 31 2009 2008 Change Revenues $ 63,032 $ 73,387 $ (10,355) Operating costs 42,578 47,308 (4,730) DD&A 1,343 1,256 87 Selling, general and administrative 17,471 19,598 (2,127) Operating income 1,640 5,225 (3,585) Interest and other income (expense), net (387) (453) 66 Pretax income 1,253 4,772 (3,519) Income taxes 373 1,062 (689) Net income $ 880 $ 3,710 $ (2,830) Diluted per share $ 0.02 $ 0.10 $ (0.08)

Adjustments for Currency Rates (in 000s except percentages) 05/11/2009 4 Three Months Three Months Three Months March 31 March 31 March 31 2009 2008 Change Revenues: Americas $ 30,074 $ 36,068 $ (5,994) Europe 27,198 29,528 (2,330) Asia-Pacific 5,760 7,791 (2,031) Total revenues $ 63,032 $ 73,387 $ (10,355) Currency adjusted revenues: Americas $ 30,074 $ 36,068 $ (5,994) Europe 33,816 29,528 4,288 Asia-Pacific 7,110 7,791 (681) Total currency adjusted revenues $ 71,000 $ 73,387 $ (2,387)

Adjustments for Currency Rates ($ in 000s except percentages) 05/11/2009 5 Three Months Three Months Three Months March 31 March 31 March 31 2009 2008 Change Operating income after allocation of headquarter costs: Americas $ 463 $ 2,577 $ (2,114) Europe 937 1,739 (802) Asia-Pacific 240 909 (669) Total operating income after allocation of headquarter costs $ 1,640 $ 5,225 $ (3,585) Currency adjusted operating income after allocation for headquarter costs: Americas $ 463 $ 2,577 $ (2,114) 1,570 1,739 (169) Asia-Pacific 289 909 (620) Total currency adjusted operating income after allocation of headquarter costs $ 2,322 $ 5,225 $ (2,903) Net income $ 880 $ 3,710 $ (2,830) Currency adjusted net income $ 1,042 $ 3,710 $ (2,668)

March 31 December 31 2009 2008 Change Cash $ 34,670 $ 30,793 $ 3,877 Trade receivable, net 55,592 64,879 (9,287) Inventories 25,679 24,868 811 Other current assets 7,294 7,187 107 Total current assets 123,235 127,727 (4,492) Property and equipment, net 29,126 29,278 (152) Other assets 16,865 16,273 592 Total assets $ 169,226 $ 173,278 $ (4,052) Total current liabilities $ 74,714 $ 43,901 $ 30,813 Total long-term debt 222 35,363 (35,141) Other liabilities 2,929 2,697 232 Total stockholders' equity 91,361 91,317 44 Total liabilities and stockholders' equity $ 169,226 $ 173,278 $ (4,052) Consolidated Condensed Balance Sheets ($ in 000s) 05/11/2009 6

Consolidated Condensed Cash Flows ($ in 000s) 05/11/2009 7 Three Months Three Months Three Months March 31 March 31 March 31 2009 2008 Change Net income $ 880 $ 3,710 $ (2,830) Depreciation, amortization and other non-cash items 1,593 1,295 298 Working capital changes 3,282 1,660 1,622 Net cash provided by operating activities 5,755 6,665 (910) Capital expenditures (1,410) (2,254) 844 Payments on debt (119) (2,299) 2,180 Other, net 12 55 (43) Effect of exchange rate changes on cash (361) 543 (904) Increase in cash and cash equivalents 3,877 2,710 1,167 Cash and cash equivalents at beginning of year 30,793 31,570 (777) Cash and cash equivalents at end of year $ 34,670 $ 34,280 $ 390

Furmanite Corporation Review of Q1 2009 05/11/2009 8